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                                                                   EXHIBIT 10.53


                             CONFIDENTIAL TREATMENT



           EXHIBIT D TO THE CLINICAL SERVICES MASTER AGREEMENT BETWEEN
                  CUBIST PHARMACEUTICALS, INC. AND IBAH, INC.,
                             DATED DECEMBER 1, 1999.

         THIS EXHIBIT D is entered into this 10th day of May, 2000, by and between Cubist Pharmaceuticals, Inc. (hereinafter "Cubist") and IBAH, Inc. (hereinafter "IBAH").

         WHEREAS, Cubist and IBAH entered into a Clinical Services Master Agreement, dated December 1, 1999 (hereinafter the "Master Agreement"), wherein BAH agreed to provide clinical services and;

         WHEREAS, Cubist and IBAH agree that IBAH shall provide the services set forth in this Exhibit D, subject to the terms and conditions set forth in the Clinical Services Master Agreement;

         NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Cubist and IBAH agree as follows:

I.       PROJECT OVERVIEW

IBAH will provide pre-NDA services in connection with the Daptomycin Program (hereinafter "the Projects"). Changes made in the Projects scope, at any time during the Projects, will result in a corresponding adjustment to the Project Costs.

II.      PROJECT ROLES AND RESPONSIBILITIES

IBAH will perform pre-NDA services for the Projects as specified and requested on an as needed basis by Cubist and agreed upon by IBAH.

III.     PROJECT TIME-LINE

IBAH commence performance of the services on or about [ ]*. Unless otherwise agreed to in writing by the parties, the terms of this Exhibit D shall be for [ ]*.

IV.      BUDGET

         A.       PER DIEM RATES

[ ]*

         The fees for services provided under this Exhibit D shall not exceed [ ]* unless expressly requested by Cubist in writing, and agreed to in writing by the parties.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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B.       PAYMENT SCHEDULES

         1.       INVOICING PROCESS FOR PER DIEM RATES

         IBAH maintains a project accounting system, whereby all direct project costs (estimated per diem rates or pass-through expenses) are coded by project.

         All payments shall be processed within [ ]* days upon receipt of an invoice from IBAH. If any payment is late by more than [ ]* days, such payment shall be subject to a penalty fee of [ ]* per month of the outstanding balance.

         2.       PASS-THROUGH EXPENSE INVOICING

         IBAH's project accounting system is able to capture and categorize in summary the following key pass-through expenses related to a project:

         o        Travel

         o        Delivery fees

         o All other project related expenses that are not related to per diem rates

         Any additional detail to support pass-through costs will be provided on a fee basis.

         3.       ANNUAL PRICE INCREASE

         Notwithstanding anything contained herein to the contrary, the per diem rates set forth in this Exhibit D shall remain in effect for the longer of (a)
[ ]* from the date hereof, or (b) [ ]*. Thereafter, IBAH reserves the right to increase the price of the per diem rates under this Exhibit D as of each January 1; such increases shall not exceed the percentage change of [ ]*.

         4.       TERMS AND CONDITIONS

         The terms and conditions of the Master Agreement govern this Exhibit D and such document is incorporated herein by reference as if fully set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Exhibit D by their duly authorized officers.

CUBIST PHARMACEUTICALS, INC.                   IBAH, INC.

By:  /s/ MICHAEL DEBRUIN                       By:  /s/ LEONARD F. STIGLIANO
     -------------------                            ------------------------

Name:  Michael DeBruin, M.D.                   Name:  Leonard F. Stigliano

Title:  Vice President - Clinical Research     Title:  President, U.S. CRO

Dated:  April 24, 2000                         Dated:  May 10, 2000

*Confidential treatment requested: Material has been omitted and filed with the Commission.